KENILWORTH FUND, INC.
                           One First National Plaza
                                  Suite 2594
                              Chicago, IL  60603




                                ANNUAL REPORT
                              December 31, 1997

Dear Fellow Shareholders,

1997 was another good year for your Fund with a 20.67% total return. The Fund's net asset value began the year at $15.43 and closed the year at $18.17 after a forty-five cent ($0.45) dividend distribution. The total net assets of the Fund increased to $9.8 million from $7.2 million at the beginning of the year. The growth in net assets came about from a 20.67% total return and $1.07 million of net new cash from existing as well as thirty-seven (37) new shareholders. We now have a total of one hundred and nineteen (119) shareholders.

Having outperformed the S&P 500 Index and average growth fund through September 30, 1997, we were disappointed when the "Asian Flu" suddenly hit our technology sector stocks hard and sliced a full 10% from our performance. As a result, the Fund's performance of 20.67% lagged the 25.30% total return of the average growth fund as tracked by Lipper Analytical Services, as well as the 33.36% theoretical total return of the S&P 500 Index.

However, our objective continues to be a double-digit annual rate of return when viewed over a three to five year horizon. We are pleased to report that the Fund's three year annualized total return was 25.99%.

During 1997, your Fund twice appeared in The Wall Street Journal as among the top fifteen Growth Funds in the country for a 52-week period. The Kenilworth Fund Inc. was also listed as a 1997 "All-Star Fund" by the widely popular publication: Mutual Funds Magazine, and Dow Jones Investment Advisor magazine listed your Fund as one of the top 12 "Large Blend" funds in the country for a 12-month period ending July 31, 1997 with a 62.81% total return. Finally, a human interest story on the Fund appeared under the title: "Family Grows Investment Business" in the Pioneer Press publications: Winnetka Talk, Wilmette Life, and Glencoe News, to name a few. We expect the Fund's share price to be quoted in the daily newspapers when the fund reaches an asset size of $25 million.

We sincerely thank you for your continued support.


Ms. Mohini C. Pai, President
Ms. Savitri P. Pai, Secretary/Treasurer

Portfolio Manager:  The Fund's portfolio manager, Mr. B.
Padmanabha Pai, founded Institutional Portfolio Services Ltd. an investment advisory organization. He has been managing pension funds,personal trusts, university endowments and funds for wealthy individuals for the last twenty-eight years. Prior to portfolio management he taught investment theory at the university level.
PAGE

                   INVESTMENT  PERSPECTIVE - JANUARY  7, 1998
                          DJIA:   7,908.25  (12/31/97)
                              S & P 500:   970.43

ECONOMIC AND INVESTMENT
HIGHLIGHTS:
U.S. stock markets registered strong gains during 1997. The Dow Jones Industrial Average (DJIA) experienced a total return of 24.87%, and the theoretical total return on the S&P 500 was 33.36% for the year. Budget balancing, capital gains and welfare reform legislation all helped in this rise. The volatility increased sharply for the first time since 1990, as we correctly anticipated.
The major averages declined by 9.8% when long-term interest rates (30-year U.S. Treasuries) rose from 6.75% to 7.1% at the end of the first quarter, then in October the market averages fell more than 10% in response to Southeast Asian financial turmoil.

The economy was strong experiencing nearly
3.5% real growth, albeit the inflation rate continued to be subdued at only around 1.7%.
Corporate profits surged at better than 14%.
However, after July, when a series of currency devaluations in Southeast Asia burst their stock market and property asset bubble, threatening the Japanese economy (the major investor and creditor to the region) as well as major U.S.
banks such as Citicorp and Chase Manhattan, our own stock markets collapsed by 7.6% on October
27, 1997. Our technology sector was hit the hardest during the October decline and never quite recovered by year end.

The "Asian Tigers" (South Korea, Taiwan,
Singapore...) had major investments in chip manufacturing, memory disk drives, and PC production. The U.S. technology sector stands to benefit from the lower cost of production in this region, yet the demand for U.S. exports to the region will be adversely impacted. This crisis may cut the U.S. GDP growth by one-half to one percentage point during 1998.

OUTLOOK  FOR  1998:

With U.S. economic growth in its seventh year, labor markets very tight, health costs beginning to rise, and the Southeast Asian turmoil, there are indications the economy will slow to 2 - 2 1/2% real growth this year. The strong dollar will restrain corporate profit growth for all our multi-national companies whose stocks comprise the bulk of our market averages. Most analysts are forecasting overall 5-8% growth in corporate profits as against the double-digit experience of the previous few years, and a modest rise in our equity averages. It is going to be a tough year in the markets with a lot more volatility than what we have seen in the last few years.

There is general agreement that the beneficiaries for the coming year are those domestic companies such as insurance, home mortgage, regional banks (without foreign exposure) and other financial intermediaries. The technological and telecommunications industries will continue their rapid growth despite the uncertainties for the next few quarters due to Southeast Asian economic turmoil. Health care, especially pharmaceuticals, will continue to be an attractive growth area. Media/entertainment, homebuilding, utilities (including telephone and electric) are the other favored sectors.

KENILWORTH  FUND, INC.:
The total return for our Fund was 20.67%.  The
Fund's NAV rose from $15.43 at the beginning of the year to a peak of $20.84 on October 7th, a significant rise of 35.1% for the ten months, substantially outperforming the average growth fund as well as the S&P 500. However, the Southeast Asian turmoil hit our technology sector stocks particularly hard, and our NAV closed at $18.17 after a forty-five cent ($.45) dividend distribution. Unfortunately, we lagged the average growth fund's total return of 25.30%, and more significantly the theoretical total return of 24.87% for the DJIA and 33.36% for the S&P
500.

A substantial number of our holdings (comprising nearly 42% of the total portfolio) did surpass the S&P 500's 33.36% total return as seen from the following: Bristol-Myers Squibb (+73.62%),
Applied Materials (+67.64), Norwest Corp.
(+53.5%), Freddie Mac (+51.98%), Fannie Mae
(+51.66%), Ford Motor (+50.6%),  Intuit
(+49.35%),  General Electric (+48.41%),
Compaq Computer (+39%), and
ADCTelecommunications (+34.14%) (stock
returns are without income). Our largest holding, Intel, was up only 7.3% because of the extraordinary consumer acceptance of the "sub-
$1,000" PCs where Intel rivals have an advantage.
We firmly believe that Intel will continue to enjoy
20-25%  earnings growth for the next few years.
The new 64-bit chip called Merced being
developed with Hewlett-Packard, to be
introduced early next year, will come to dominate the server market that is much larger and more profitable than the current PC desktop business.

We expect this investment to be very rewarding even though it may not quintuple in the next four years as it did for us in the last four.

During the year, as many of our large
capitalization issues became expensive, we took partial profits and shifted our assets into mid-cap issues, such as Quantum and Frontier Insurance.
The mid-cap sector, while significantly
outperforming the large cap sector between March and October, never quite recovered after the October 27th 554-point stock market decline.
All the gains that we had in the smaller issues were lost in the final weeks of the year.

We are very pleased that in the last three years the NAV has doubled, giving our shareholders a compound return of 26% per year. The only way to benefit from long-term investing is by being fully invested through the ups and downs of the market.


B. Padmanabha Pai,  President
Institutional Portfolio Services, Ltd.
PAGE

Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index. For the period beginning July 1, 1993 and ending
December 31, 1997 your investment
in the Fund would be $19,487 as compared to a theoretical investment in the S&P 500 which would have grown to $24,111. This performance includes the reinvestment of dividends.


Cumulative Total Returns
Periods ended December 31, 1997       Past 1 Year   Life of Fund
Kenilworth Fund, Inc.                  20.67%        94.86%
S&P 500                                33.36%        141.11%

Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

Average Annual Returns
Periods ended December 31, 1997         Past 1 Year  Life of Fund
Kenilworth Fund, Inc.                   20.67%       15.97%
S&P 500                                 33.36%       21.59%

Average annual returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.


Total returns and yields are based on past results and are not indicative of future performance.
PAGE

                            KENILWORTH  FUND, INC.
                          STATEMENT  OF NET ASSETS
                              December 31, 1997


                                            Market
COMMON STOCKS     99.20%a        Shares     Value       Percent
Aircraft            2.63%
    Boeing Corp.                  5,200     $254,472    2.60
    Raytheon, Cl. A                  63        3,111    0.03

Autos               3.84%
    Ford Motor                    6,500      315,653    3.22
    General Motors                1,000       60,750    0.62

Banks               2.97%
    Norwest Corp.                 7,500      290,625    2.97

Construction        0.67%
    Empresas ICA Sociedad         4,000       65,748    0.67

Computer-Semiconductor 11.37%
    Intel Corp.                  14,000      983,500   10.05
    Applied Materials, Inc.*      4,300      129,538    1.32

Computers           4.45%
    Compaq Computer               4,000      226,000    2.31
    Dell Computer Corp.*          2,500      210,000    2.14

Computer Software  12.13%
    Adaptec, Inc.*               20,300      753,638    7.70
    Oracle Systems, Inc.*         4,500      100,404    1.02
    Intuit, Inc.*                 2,700      111,375    1.14
    Network Associates, Inc.*     4,200      222,075    2.27

Computer Systems    8.47%
    Hewlett-Packard              12,000      748,500    7.65
    Quantum Corp.*                4,000       80,248    0.82

Drugs               9.76%
    Merck & Co.                   5,000      530,000    5.41
    Bristol-Myers Squibb          4,500      425,812    4.35

Electrical Equipment4.50%
    General Electric              6,000      440,250    4.50

Finance            17.27%
    Federal National Mortgage    12,000      684,744    6.99
    Federal Home Loan Mortgage   24,000     1,006,488  10.28

                            KENILWORTH  FUND, INC.
                           STATEMENT OF NET ASSETS
                              December 31, 1997

                                            Market
COMMON STOCKS                    Shares     Value       Percent
Insurance           3.51%
    American International Group   2,700    293,625     3.00
    RLI Corp.                      1,000     49,812     0.51

Oils                2.06%
    Exxon Corp.                    3,300    201,917     2.06

Retail              1.19%
    Claire's Stores                6,000    116,622     1.19

Telecommunications  5.80%
    ADC Telecommunication*        10,800    450,900     4.61
    Telecomun. Brasil-Telebras ADS 1,000    116,437     1.19

Utilities-Telephone 2.91%
    Comp. De Telecom. De Chile     9,525    284,559     2.91

Investment Companies 5.67%
    Smith Barney Money Market Funds554,955  554,955     5.67

  Total Investments                        9,711,758
       (Cost $6,123,780)

CASH AND RECEIVABLES
       NET OF LIABILITIES  0.80%              78,051

TOTAL NET ASSETS  100.00%                 $9,789,809

NET ASSET VALUE PER SHARE                     $18.17
       (based on 538,884 shares of capital stock outstanding)

       a Percentages for various classifications relate to total net assets.
       *Non-income producing security.

  The accompanying notes are an integral part of these financial statements.
PAGE

                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS





                                                  Year Ended
   INVESTMENT INCOME                        December 31, 1997



 INCOME:
        Dividends                                     $94,994
        Interest                                       16,940
            Total Income                              111,934

 EXPENSES:
        Investment Advisory Fees                       90,314
        Administrative and Management Fees             30,000
        Registration Fees                               7,639
        Auditing                                        5,240


        Insurance and Other Expenses                    5,485
            Total Expenses                            138,678

     NET INVESTMENT LOSS:                             (26,744)



   NET REALIZED GAIN ON INVESTMENTS                   264,438

   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                              1,320,457

   NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                              1,584,895

   NET INCREASE IN NET ASSETS FROM OPERATIONS      $1,558,151

  The accompanying notes are an integral part of these financial statements.
PAGE

                            KENILWORTH  FUND, INC.
                    STATEMENTS  OF CHANGES  IN NET ASSETS



                               Year Ended        Year Ended
OPERATIONS:                    December 31, 1997 December 31,1996


 Net Investment Income (Loss)  ($26,744)            $3,416
 Net Realized Gain
     on Investments             264,438              4,332
 Net Increase in Unrealized
     Appreciation
     on Investments            1,320,457         1,578,426
    Increase in Net Assets
         from Operations       1,558,151         1,586,174


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from
     Net Investment Income           ---           (3,416)
 Distributions from Net Realized
     Gains on Investments        (237,694)         (4,332)
 Decrease in Net Assets resulting
     from Distributions          (237,694)         (7,748)


CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued
     (75,696 and 48,376 shares,
     respectively)               1,338,097        639,733
 Cost of Shares Redeemed
     (14,740 and 8,060 shares,
     respectively)                (270,698)      (100,933)
 Reinvested Dividends
     (9,888 and 369 shares,
     respectively)                 179,665          5,693
     Increase in Net Assets from
      Capital Share Transactions 1,247,064        544,493

       Total Increase in
         Net Assets              2,567,521      2,122,919


NET ASSETS AT BEGINNING OF YEAR
    (468,040 and 427,355 shares
     outstanding, respectively)  7,222,288      5,099,369

NET ASSETS AT END OF YEAR
    (538,884 and 468,040 shares
     outstanding, respectively) $9,789,809     $7,222,288

   The accompanying notes are an integral part of these financial statements.

                             KENILWORTH  FUND, INC.
                             FINANCIAL  HIGHLIGHTS


                          For the Years Ended December 31
                       1997     1996     1995    1994    1993a
Selected Per-Share Data


 Net Asset Value,
  beginning of period...$15.43   $11.93   $9.64   $10.31  $10.00

 Income from Investment
   Operations
  Net Investment
    Income (Loss)........(0.05)    0.01    0.06b    0.06b   0.05
  Net Realized and
    Unrealized Gain (Loss)
    on Investments........3.24     3.51    2.64    (0.67)   0.31
         Total............3.19     3.52    2.70    (0.61)   0.36

 Less Distributions
    From Net Investment
     Income...............0.00     0.01    0.06     0.06    0.05
    From Net Realized
     Gains................0.45     0.01    0.35     0.00    0.00
         Total............0.45     0.02    0.41     0.06    0.05

 Net Asset Value,
  end of period.........$18.17   $15.43  $11.93    $9.64  $10.31

Total Return.............20.67%   29.48%  28.03%   (5.95%) 7.16%c

Ratios and Supplemental
Data
 Net Assets,
  end of period
  (in thousands)........$9,790    $7,222 $5,099    $3,530  $2,840
Ratio of Net Expenses
 to Average Net Assets....1.52%    1.51%  1.69%b   1.70%b   0.52%
Ratio of Net Investment
 Income
 to Average Net Assets...(0.29%)   0.06%  0.54%b   0.67%b   0.65%
Portfolio Turnover Rate..76.99%   73.93% 82.17%   11.78%    0.00%
Average Commissions Paid
 for Securities Purchased
 and Sold................0.067     0.059

<F1>
aJuly 1, 1993 (commencement of operations) to December 31, 1993 bNet of reimbursement of expenses by Advisor.
cAnnualized.

  The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government.
Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended December 31, 1997, purchases and sales of investment securities were $8,180,748 and $7,002,258 respectively.

    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    d. As of December 31, 1997 there were 10,000,000 shares of capital stock authorized.

    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $30,000 per year payable on a quarterly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Sources of Net Assets:

    As of December 31, 1997, the sources of net assets were as follows:
        Fund shares issued and outstanding     $6,201,831
        Unrealized Appreciation of Investments  3,587,978
        Total                                  $9,789,809

   Aggregate Net Unrealized Appreciation as of December 31, 1997 consisted of the following:

        Aggregate gross unrealized appreciation:  $3,590,065
        Aggregate gross unrealized deprecation:       (2,087)
        Net unrealized appreciation:              $3,587,978
PAGE

                        INDEPENDENT AUDITOR'S  REPORT


To the Board of Directors and Shareholders of the Kenilworth Fund, Inc.
Chicago, Illinois

We have audited the accompanying statement of net assets of Kenilworth Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended, and changes in net assets, and financial highlights for each of the two years and the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Kenilworth Fund, Inc. for periods prior to December 31, 1996, were audited by other auditors, whose report, dated January 15, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned and confirmation with securities brokers as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, and changes in its net assets, and financial highlights for each of the two years for the period then ended, in conformity with generally accepted accounting principles.


                           McGladrey & Pullen, LLP

Chicago, Illinois
January 7, 1998
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